SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 26, 2003


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                            1-6395             95-2119684
(State or other jurisdiction of         (Commission        (IRS Employer
 incorporation or organization)         File Number)       Identification No.)


200 Flynn Road
Camarillo, California                                         93012-8790
(Address of Principal Executive Offices)                      (Zip Code)


                                 (805) 498-2111
              (Registrant's telephone number, including area code)





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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits

              Exhibit 99.1 Press Release of the Registrant dated August 26, 2003. (This Exhibit 99.1 is being furnished and shall not be deemed "filed" as set forth in Items 9 and 12 hereof.)

Item 9.  Regulation FD Disclosure
         ------------------------

         On August 26, 2003, the Registrant issued a press release containing forward looking statements, including with respect to its future performance and financial results. A copy of the press release is attached hereto as Exhibit 99.1.

         The information contained in this Item 9 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of
         Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 9 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 9 in such filing


Item 12. Results of Operation and Financial Condition
         --------------------------------------------

         On August 26, 2003, the Registrant issued a press release announcing its financial results for the fiscal quarter ended July 27, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

         The information contained in this Item 12 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 12 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 12 in such filing.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2003             SEMTECH CORPORATON



                                  By:   /s/   David G. Franz, Jr.
                                     ----------------------------------
                                       David G. Franz, Jr.
                                       Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit Number             Description of Document
--------------             -----------------------

99.1                       Press Release of the Registrant dated August 26, 2003